UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	VIA	NASDAQ Global Select Market
Class B common stock, par value $0.001 per share	VIAB	NASDAQ Global Select Market

Section 5 – Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 25, 2019, the U.S. Securities and Exchange Commission (the “SEC”) declared effective the Registration Statement on Form S-4 (No. 333-234238) (the “Registration Statement”) of CBS Corporation, a Delaware corporation (“CBS”), filed by CBS with the SEC in connection with the merger of Viacom Inc., a Delaware corporation (“Viacom”), with and into CBS, with CBS continuing as the surviving corporation (the “merger”) pursuant to the Agreement and Plan of Merger, dated as of August 13, 2019, by and between CBS and Viacom, as amended. On October 28, 2019, National Amusements, Inc., a Maryland corporation, and NAI Entertainment Holdings LLC, a Delaware limited liability company (together, the “NAI Parties”), delivered written consents in favor of the proposals set forth below with respect to a majority of the issued and outstanding shares of Class A common stock of Viacom, par value $0.001 per share (the “Viacom Class A Common Stock”). As a result, Viacom has received written consents from the holders of a majority of the issued and outstanding shares of Viacom Class A Common Stock as of the close of business on October 9, 2019, the record date for the determination of the stockholders entitled to consent in connection with the consent solicitation, in favor of the proposals summarized below, which constitute the requisite approvals required for such proposals. Therefore, the delivery by any other holder of Viacom Class A Common Stock of a written consent after the delivery of the written consents by the NAI Parties will not have any effect.

In addition, on October 28, 2019, the NAI Parties delivered written consents in favor of the proposals submitted to the holders of the issued and outstanding shares of Class A common stock of CBS in connection with the proposed merger, which constitute the requisite approvals required for such proposals.

The completion of the proposed merger between CBS and Viacom remains subject to the satisfaction or waiver of other customary closing conditions.

The final results of consents on each of the proposals, which have both been approved, are set forth below.

	For	Withhold Consent	Abstain
1. The adoption of the Agreement and Plan of Merger, dated as of August 13, 2019, by and between CBS and Viacom, as the same may be amended or supplemented from time to time, and the approval of the merger of Viacom with and into CBS pursuant to such agreement.	25,928,533	0	0

2. The adoption of the following resolution, on a non-binding, advisory basis: “RESOLVED, that the stockholders of Viacom approve, on an advisory (non-binding) basis, certain compensation that will or may be payable to certain of the Viacom named executive officers in connection with the merger, as disclosed pursuant to Item 402(t) of Regulation S-K in the Viacom 402(t) table and the related narrative disclosures.”	25,928,533	0	0

Section 8 – Other Events

Item 8.01	Other Events.

On October 28, 2019, Viacom issued a joint press release with CBS announcing the effectiveness of the Registration Statement and the results of the consent solicitations with respect to the Viacom proposals set forth above and the CBS proposals described in the Registration Statement. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description of Exhibit

99.1	Joint Press Release of CBS and Viacom, dated as of October 28, 2019, announcing the effectiveness of the Registration Statement and the results of the consent solicitations.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Important Information About the Proposed Merger Between CBS and Viacom and Where To Find It

In connection with the proposed merger between CBS and Viacom, CBS has filed with the SEC the Registration Statement that includes a joint consent solicitation statement of CBS and Viacom and that also constitutes a prospectus of CBS (the “joint consent solicitation statement/prospectus”). The Registration Statement was declared effective by the SEC on October 25, 2019. CBS and Viacom commenced mailing the definitive joint consent solicitation statement/prospectus to CBS stockholders and Viacom stockholders on or about October 28, 2019. This communication is not a substitute for the joint consent solicitation statement/prospectus or Registration Statement or any other document which CBS or Viacom may file with the SEC. INVESTORS AND SECURITY HOLDERS OF CBS AND VIACOM ARE URGED TO READ THE REGISTRATION STATEMENT, WHICH INCLUDES THE JOINT CONSENT SOLICITATION STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement, which includes the joint consent solicitation statement/prospectus, and other documents filed with the SEC by CBS and Viacom through the website maintained by the SEC at www.sec.gov or by contacting the investor relations department of CBS (+1-212-975-4321 or +1-877-227-0787; investorrelations@CBS.com) or Viacom (+1-212-846-6700 or +1-800-516-4399; investor.relations@Viacom.com).

Participants in the Solicitation

CBS and Viacom and their respective directors and executive officers may be deemed to be participants in the solicitation of consents in respect of the proposed merger. Information regarding CBS’ directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in CBS’ Form 10-K for the fiscal year ended December 31, 2018 and its proxy statement filed on April 12, 2019, both of which are filed with the SEC. Information regarding Viacom’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Viacom’s Form 10-K for the fiscal year ended September 30, 2018 and its proxy statement filed on January 25, 2019, both of which are filed with the SEC. A more complete description and information regarding directors and executive officers are included in the joint consent solicitation statement/prospectus or will be included in other documents filed with the SEC when they become available. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Notes on Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “target,” similar expressions and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such transaction in a timely matter or at all. Important risk factors that may cause such a difference include, but are not limited to: (i) the proposed merger may not be completed on anticipated terms and timing, (ii) a condition to closing of the proposed merger may not be satisfied, including obtaining regulatory approvals, (iii) the anticipated tax treatment of the proposed merger may not be obtained, (iv) the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business after the consummation of the proposed merger, (v) litigation relating to the proposed merger against CBS, Viacom or their respective directors, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger, (vii) any negative effects of the announcement, pendency or consummation of the proposed merger on the market price of CBS’ or Viacom’s common stock and on CBS’ or Viacom’s operating results, (viii) risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed merger, (ix) the risks and costs associated with the integration of, and the ability of CBS and Viacom to integrate, the businesses successfully and to achieve anticipated synergies, (x) the risk that disruptions from the proposed merger will harm CBS’ or Viacom’s business, including current plans and operations, (xi) the ability of CBS or Viacom to retain and hire key personnel and uncertainties arising from leadership changes, (xii) legislative, regulatory and economic developments, (xiii) the other risks described in CBS’ and Viacom’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q, and (xiv) management’s response to any of the aforementioned factors.

These risks, as well as other risks associated with the proposed merger, are more fully discussed in the joint consent solicitation statement/prospectus included in the Registration Statement. While the list of factors presented here and the list of factors presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on CBS’ or Viacom’s consolidated financial condition, results of operations, credit rating or liquidity. Neither CBS nor Viacom assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Christa A. D’Alimonte
Name:	Christa A. D’Alimonte
Title:	Executive Vice President, General Counsel and Secretary

Date: October 28, 2019